UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 25, 2014

Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13533	74-2830661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2114 Central Street, Suite 600
Kansas City, MO 64108

(Address of principal executive offices) (Zip Code)

(816) 237-7000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Novation Companies, Inc. (the “Company”) sent a letter to the shareholders of the Company on April 25, 2014, which is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

The following exhibit is filed with this report as required by Item 601 of Regulation S-K:

Exhibit No.	Description of Document
99.1	Shareholder Letter mailed April 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, INC.
Date: April 25, 2014	/s/ Rodney E. Schwatken
Rodney E. Schwatken Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Shareholder Letter mailed April 25, 2014